UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

May 4, 2011
Date of Report (Date of earliest event reported)

FIRST BANKS, INC.
(Exact name of registrant as specified in its charter)

MISSOURI	0-20632	43-1175538
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

135 North Meramec, Clayton, Missouri	63105
(Address of principal executive offices)	(Zip code)

(314) 854-4600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting of Shareholders (“Annual Meeting”) of First Banks, Inc. (the “Company”) that was held on May 4, 2011, the following individuals, constituting all of the Directors of the Company, were unanimously elected:

James F. Dierberg

Allen H. Blake

James A. Cooper

Michael J. Dierberg

Terrance M. McCarthy

David L. Steward

Douglas H. Yaeger

Each of our directors identified above was elected to serve a one-year term and until his successor has been duly qualified for office.  Messrs. James F. Dierberg, Blake, Cooper, McCarthy, Steward and Yaeger were re-elected, and Mr. Michael J. Dierberg was newly elected.

The Company issued a press release on May 4, 2011 announcing the election of Mr. Michael J. Dierberg, a copy of which is attached hereto as Exhibit 99 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit
Number	Description

99	Press Release issued on May 4, 2011 – filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST BANKS, INC.

Date:	May 4, 2011	By:	/s/	Terrance M. McCarthy
Terrance M. McCarthy
President and Chief Executive Officer

Exhibit Index

Exhibit
Number	Description
99	Press Release issued on May 4, 2011.